Long-term investments	12 Months Ended
Dec. 31, 2022
Long-term investments.
Long-term investments

8. Long-term investments

The Group’s long-term investments primarily consist of equity investments accounted for using the measurement alternative, equity investments accounted for using the equity method and investments accounted for at fair value.

	December 31,	December 31,
	2021	2022
	RMB’000	RMB’000

Equity investments accounted for using the measurement alternative	30,000	58,464
Equity investments accounted for using the equity method	11,442	12,423
Investments accounted for at fair value	—	66,470
Total	41,442	137,357

Equity investments using the measurement alternative

The Group’s investment in private companies without readily determinable fair value were accounted for using the measurement alternative method.

Nil and RMB18.5 million re-measurement gain of equity investments accounted for using the measurement alternative were recognized in “Long-term investment income/(loss), net” for the years ended December 31, 2021 and 2022, respectively.

No impairment losses of equity investments accounted for using the measurement alternative were recognized for the years ended December 31, 2021 and 2022.

(i)In March 2021, the Group and three other investors entered into an investment agreement with Beijing Sharetimes Technology Co., Ltd.(“Sharetimes”), which primarily engages in operating of virtual intellectual property license of a series of cartoon images of movie stars. Pursuant to this agreement, the Group acquired 1.64% equity interests in Sharetimes, with a consideration of RMB 30.0 million. The Group has no significant influence over Sharetimes. Pursuant to ASC 321-10-35-2, as the investment in Sharetimes lacks readily determinable fair values, the Group elects to account for this investment using the measurement alternative. In May 2022, a re-measurement gain amounted to RMB 18.5 million has been made to the investment in Sharetimes according to the most recent transaction price which were deemed as observable price changes in orderly transactions for the identical or similar investment of the same issuer. As of December 31, 2021 and 2022, the carrying value of the equity investment in Sharetimes was RMB 30.0 million and 48.5 million, respectively.

8. Long-term investments (Continued)

Equity investments using the equity method

RMB23.5 million loss, RMB5.5 million loss and RMB0.1 million income of the Group’s proportionate share of equity investee’s net (loss)/income, was recognized in “Share of income/(loss) from equity method investments” for the years ended December 31, 2020, 2021 and 2022, respectively.

Investments accounted for at fair value

The Group invested in the preferred shares of multiple private companies that provide the Group with redemption rights, the investment of which are accounted for at fair value. A loss of RMB2.5 million resulted from the change in fair value was recognized in “Long-term investment income/(loss), net” for the year ended December 31, 2022.

In March 2022, the Group acquired 7.273% equity interest in Hangzhou Jialin Information Technology Co., Ltd. (“Hangzhou Jialin”), as one of the investors in its round B financing. Hangzhou Jialin is a fresh produce supply chain solution provider in China. In connection with the transaction, the Company has transferred its 100% equity interest in Beijing Dianqier Creative Interactive Media Culture Co., Ltd. (“Dianqier”), a subsidiary of the Company which primarily provides interactive marketing dispense services, as consideration for the acquired 7.273% equity interest in Hangzhou Jialin. The fair value of equity interests of Hangzhou Jialin the Group acquired is RMB 40 million. The Group recognized a gain amounted to RMB 38 million arising from disposal of Dianqier.